Exhibit 99.2

FINANCIAL SUPPLEMENT TO FIRST QUARTER 2008 EARNINGS RELEASE

Summary

Quarterly earnings of $0.48 per diluted share (GAAP); excluding $0.07 in after-tax merger charges, earnings were $0.55 (non-GAAP - see page 17 for additional details)

•

First quarter earnings included several significant, largely offsetting, items: $91.6 million securities sale gain; $62.8 million Visa IPO gain; $28.4 million litigation expense reduction related to the Visa IPO; $42.0 million MSR impairment charge; $65.4 million early debt extinguishment loss; $24.5 million write-down of investments in two Morgan Keegan mutual funds; $181.0 million loan loss provision–$55.2 million above net charge-offs

Non-performing assets, net charge-offs rise as expected

•	Total net charge-offs up 8 bps linked-quarter to annualized 53 bps of average loans, driven by the residential homebuilder and home equity portfolios

•	Home equity losses rose to annualized 57 bps due to declining home values; remains manageable compared to peers

•	Non-performing assets increased to $1,204.4 million, or 1.25% of loans and OREO vs. year-end 2007’s 0.90%

•	Residential homebuilder portfolio was the primary driver of non-performing asset growth

•	Allowance for credit losses increased to 1.49% of loans at March 31, 2008

Residential homebuilder portfolio exposure declines; workout strategy fully implemented

•

The residential homebuilder portfolio declined $1.3 billion, the majority of which relates to paydowns. Partially offsetting this decline was $340 million of additional funding. The total portfolio stands at $6.2 billion as of March 31, 2008

•	Includes $1.2 billion of relationships being proactively managed by an experienced Special Assets real estate team

Core fee-based revenue posts strong gain

•	Non-interest revenue, excluding securities and Visa gains, up an annualized 11% linked quarter - benefiting from diversification and focused growth initiatives

•	Brokerage income remained healthy despite market turmoil

•	Commercial credit fee income up $18.7 million, driven by surge in customer derivative transactions

•	Insurance fees strong, reflecting the January 2008 purchase of Barksdale Bonding & Insurance and seasonal increases

Spread revenue dips slightly despite modestly improved loan growth

•	Average loan growth rose to annualized 4% in first quarter 2008 from fourth quarter 2007’s 2% pace

•	Average low-cost deposits declined linked quarter, largely due to run-down in commercial balances - but began to see upturn in March

•	Net interest margin dropped 8 bps linked quarter to 3.53%, pressured by a negative funding mix shift and changes in the term structure of interest rates

Better-than-projected cost saves; significantly raising target

•	Core operating expenses stable linked quarter despite the first quarter seasonal jump in FICA and benefits costs

•	Realized $127 million in first quarter merger cost saves, bringing run-rate to $510 million vs. targeted mid-year $500 million

•	Raised cost saves run-rate target to $700 million by year-end 2008—reflects success to date and new initiatives

•	In late March, eliminated approximately 700 positions not included in initial cost save estimates

Maintains strong capital position

•	Tangible common equity-to-tangible assets increased to 5.90% at March 31, 2008, compared to 5.88% year-end 2007

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2008 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Balance Sheets

(Unaudited)

($ amounts in thousands)	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07
Assets:
Cash and due from banks	$3,061,324	$3,720,365	$2,902,340	$2,796,196	$2,991,232
Interest-bearing deposits in other banks	47,850	31,706	29,895	73,963	37,365
Federal funds sold and securities purchased under agreements to resell	1,071,806	1,177,170	706,378	1,158,771	1,154,994
Trading account assets	1,299,460	907,300	1,355,007	1,606,130	1,490,374
Securities available for sale	17,766,260	17,318,074	16,957,077	17,414,407	18,361,050
Securities held to maturity	49,790	50,935	49,559	44,452	46,008
Loans held for sale	756,500	720,924	792,142	1,596,425	1,175,650
Margin receivables	616,732	504,614	525,953	590,811	555,580
Loans, net of unearned income	96,385,431	95,378,847	94,373,632	94,014,488	94,168,260
Allowance for loan losses	(1,376,486)	(1,321,244)	(1,070,716)	(1,061,873)	(1,056,260)

Net loans	95,008,945	94,057,603	93,302,916	92,952,615	93,112,000
Premises and equipment, net	2,665,813	2,610,851	2,473,339	2,422,256	2,372,800
Interest receivable	550,117	615,711	664,974	626,514	627,918
Excess purchase price	11,510,096	11,491,673	11,453,078	11,243,287	11,191,675
Mortgage servicing rights (MSRs)	268,784	321,308	377,201	400,056	367,222
Other identifiable intangible assets	729,835	759,832	804,328	809,827	914,410
Other assets	8,845,659	6,753,651	5,841,002	3,886,762	3,669,790

Total Assets	$144,248,971	$141,041,717	$138,235,189	$137,622,472	$138,068,068

Liabilities and Stockholders’ Equity:
Deposits:
Non-interest-bearing	$18,182,582	$18,417,266	$18,834,856	$19,136,419	$19,942,928
Interest-bearing	71,004,827	76,357,702	74,605,074	75,919,972	75,393,720

Total deposits	89,187,409	94,774,968	93,439,930	95,056,391	95,336,648
Borrowed funds:
Short-term borrowings:
Federal funds purchased and securities sold under agreements to repurchase	8,450,346	8,820,235	8,063,739	8,207,250	8,159,929
Other short-term borrowings	8,716,951	2,299,887	1,727,346	1,882,114	2,356,205

Total short-term borrowings	17,167,297	11,120,122	9,791,085	10,089,364	10,516,134
Long-term borrowings	12,357,225	11,324,790	10,817,491	9,287,926	8,593,117

Total borrowed funds	29,524,522	22,444,912	20,608,576	19,377,290	19,109,251
Other liabilities	5,515,119	3,998,808	4,340,334	3,492,404	3,308,003

Total Liabilities	124,227,050	121,218,688	118,388,840	117,926,085	117,753,902
Stockholders’ equity:
Common stock	7,358	7,347	7,346	7,344	7,320
Additional paid-in capital	16,560,302	16,544,651	16,527,540	16,500,425	16,447,358
Retained earnings	4,494,573	4,439,505	4,632,033	4,489,078	4,289,354
Treasury stock	(1,370,761)	(1,370,761)	(1,270,922)	(1,063,779)	(368,837)
Accumulated other comprehensive income (loss)	330,449	202,287	(49,648)	(236,681)	(61,029)

Total Stockholders’ Equity	20,021,921	19,823,029	19,846,349	19,696,387	20,314,166

Total Liabilities & SE	$144,248,971	$141,041,717	$138,235,189	$137,622,472	$138,068,068

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2008 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Statements of Income (4)

(Unaudited)

	Quarter Ended
($ amounts in thousands, except per share data)	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07
Interest income on:
Loans, including fees	$1,528,883	$1,674,690	$1,742,172	$1,734,278	$1,773,404
Securities:
Taxable	200,117	202,669	210,932	218,123	224,319
Tax-exempt	9,721	9,361	10,020	10,831	11,048

Total securities	209,838	212,030	220,952	228,954	235,367
Loans held for sale	8,998	10,090	12,302	21,363	48,342
Federal funds sold and securities purchased under agreements to resell	13,533	17,032	18,154	17,162	16,373
Trading account assets	14,153	11,822	10,271	15,785	15,620
Margin receivables	6,783	8,160	8,754	9,289	9,610
Time deposits in other banks	616	344	515	649	1,179

Total interest income	1,782,804	1,934,168	2,013,120	2,027,480	2,099,895
Interest expense on:
Deposits	503,190	625,600	673,585	677,239	687,459
Short-term borrowings	113,008	107,077	115,092	116,637	120,661
Long-term borrowings	149,126	157,279	144,662	128,269	122,737

Total interest expense	765,324	889,956	933,339	922,145	930,857

Net interest income	1,017,480	1,044,212	1,079,781	1,105,335	1,169,038
Provision for loan losses	181,000	358,000	90,000	60,000	47,000

Net interest income after provision for loan losses	836,480	686,212	989,781	1,045,335	1,122,038
Non-interest income:
Service charges on deposit accounts	271,613	292,709	288,296	297,638	284,097
Brokerage and investment banking	229,203	227,808	209,413	207,372	186,195
Trust department income	56,938	60,798	62,449	64,590	63,482
Mortgage income	45,620	28,047	29,806	40,830	37,021
Securities gains (losses), net	91,643	(45)	23,994	(32,806)	304
Other	213,286	123,661	115,186	119,177	125,813

Total non-interest income	908,303	732,978	729,144	696,801	696,912
Non-interest expense:
Salaries and employee benefits	643,487	678,859	581,425	602,646	608,939
Net occupancy expense	106,665	106,252	120,753	93,175	93,531
Furniture and equipment expense	79,236	80,346	74,127	74,048	72,809
Impairment (recapture) of MSR’s	42,000	23,000	20,000	(38,000)	1,000
Other	378,871	459,799	349,089	325,866	332,687

Total non-interest expense (1)	1,250,259	1,348,256	1,145,394	1,057,735	1,108,966

Income before income taxes from continuing operations	494,524	70,934	573,531	684,401	709,984
Income taxes	157,814	(181)	179,291	230,669	235,908

Income from continuing operations	336,710	71,115	394,240	453,732	474,076

Loss from discontinued operations before income taxes	(67)	(765)	(122)	(682)	(215,818)
Income tax benefit from discontinued operations	(25)	(291)	(46)	(259)	(74,723)

Loss from discontinued operations, net of tax	(42)	(474)	(76)	(423)	(141,095)

Net income	$336,668	$70,641	$394,164	$453,309	$332,981

Weighted-average shares outstanding - during quarter:
Basic	695,098	695,518	700,589	709,322	726,921
Diluted	695,548	696,895	704,485	715,564	734,534
Actual shares outstanding - end of quarter (2)	694,721	693,636	697,332	704,398	721,825
Earnings per share from continuing operations (2):
Basic	$0.48	$0.10	$0.56	$0.64	$0.65
Diluted	$0.48	$0.10	$0.56	$0.63	$0.65
Earnings per share from discontinued operations (2):
Basic	$0.00	$0.00	$0.00	$0.00	$(0.19)
Diluted	$0.00	$0.00	$0.00	$0.00	$(0.19)
Earnings per share (3):
Basic	$0.48	$0.10	$0.56	$0.64	$0.46
Diluted	$0.48	$0.10	$0.56	$0.63	$0.45
Cash dividends declared per share (4)	$0.38	$0.38	$0.36	$0.36	$0.36
Taxable equivalent net interest income from continuing operations	$1,026,484	$1,050,419	$1,086,575	$1,111,969	$1,175,546

See notes to the Consolidated Statements of Income on page 4

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2008 EARNINGS RELEASE

(1)	Merger-related charges total $75.6 million in 1Q08, $150.2 million in 4Q07, $91.8 million in 3Q07, $59.9 million in 2Q07, and $49.0 million in 1Q07. See page 17 for additional detail

(2)	Certain per share amounts may not appear to reconcile due to rounding

(3)	In 4Q07, in addition to the dividend paid, the Board of Directors declared a $0.38 per share dividend payable January 2, 2008

(4)	Certain amounts in the prior periods have been reclassified to reflect current period presentation

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2008 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Average Daily Balances and Yield/Rate Analysis Including Discontinued Operations (1)

	Quarter Ended
($ amounts in thousands; yields on taxable-equivalent basis)	3/31/08			12/31/07			9/30/07			6/30/07			3/31/07
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Interest-earning assets:
Interest-bearing deposits in other banks	$60,505	$616	4.10%	$31,039	$344	4.40%	$51,740	$515	3.95%	$39,767	$649	6.55%	$80,520	$1,179	5.94%
Federal funds sold and securities purchased under agreement to resell	1,146,251	13,533	4.75%	1,093,155	17,032	6.18%	1,141,666	18,154	6.31%	1,124,636	17,162	6.12%	1,061,976	16,373	6.25%
Trading account assets	1,648,477	14,551	3.55%	1,188,273	12,020	4.01%	1,213,485	10,385	3.40%	1,555,939	15,963	4.12%	1,475,097	15,911	4.37%
Securities:
Taxable	16,565,408	200,117	4.86%	16,407,051	202,669	4.90%	16,545,332	210,932	5.06%	17,245,705	218,123	5.07%	17,748,027	224,319	5.13%
Tax-exempt	727,662	14,863	8.22%	724,152	14,300	7.83%	722,663	15,235	8.36%	737,522	16,430	8.94%	763,297	16,786	8.92%
Loans held for sale	620,722	8,998	5.83%	663,284	10,089	6.03%	779,918	12,303	6.26%	1,323,479	21,363	6.47%	3,427,285	67,196	7.95%
Loans held for sale-divestitures	—	—	—	—	—	—	—	—	—	—	—	—	1,150,548	21,520	7.59%
Margin receivables	582,299	6,783	4.68%	541,915	8,160	5.97%	521,497	8,754	6.66%	532,037	9,289	7.00%	554,896	9,610	7.02%
Loans, net of unearned income	95,718,586	1,532,347	6.44%	94,783,954	1,675,761	7.01%	94,309,811	1,743,636	7.34%	94,051,511	1,735,135	7.40%	94,338,760	1,745,475	7.50%

Total interest-earning assets	117,069,910	$1,791,808	6.16%	115,432,823	$1,940,375	6.67%	115,286,112	$2,019,914	6.95%	116,610,596	$2,034,114	7.00%	120,600,406	$2,118,369	7.12%
Allowance for loan losses	(1,332,583)			(1,070,916)			(1,062,432)			(1,056,832)			(1,061,769)
Cash and due from banks	2,746,249			2,831,323			2,751,656			2,803,967			3,010,446
Other assets	23,391,604			21,511,015			19,901,093			19,180,861			19,414,608

	$141,875,180			$138,704,245			$136,876,429			$137,538,592			$141,963,691

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings accounts	$3,699,304	$1,268	0.14%	$3,669,700	$2,236	0.24%	$3,756,311	$2,795	0.30%	$3,861,380	$2,884	0.30%	$3,905,299	$2,964	0.31%
Interest-bearing transaction accounts	15,620,128	46,525	1.20%	15,029,192	64,376	1.70%	15,268,807	79,618	2.07%	15,816,958	84,334	2.14%	16,113,504	83,343	2.10%
Money market accounts	18,801,773	96,719	2.07%	19,290,437	140,577	2.89%	19,883,326	169,606	3.38%	19,739,594	165,360	3.36%	18,899,250	153,647	3.30%
Time deposits	29,573,584	315,860	4.30%	28,588,955	324,892	4.51%	28,713,151	331,619	4.58%	30,499,907	349,053	4.59%	31,696,531	346,528	4.43%
Foreign deposits	6,005,430	42,818	2.87%	9,212,655	93,519	4.03%	7,466,762	89,947	4.78%	6,432,408	75,608	4.71%	7,589,734	88,886	4.75%
- Interest-bearing deposits divestitures	—	—	—	—	—	—	—	—	—	—	—	—	1,517,504	12,091	3.23%

Total interest-bearing deposits	73,700,219	503,190	2.75%	75,790,939	625,600	3.27%	75,088,357	673,585	3.56%	76,350,247	677,239	3.56%	79,721,822	687,459	3.50%
Federal funds purchased and securities sold under agreement to repurchase	8,753,109	67,940	3.12%	8,557,902	92,310	4.28%	8,121,636	98,522	4.81%	7,461,579	90,460	4.86%	8,174,934	96,303	4.78%
Other short-term borrowings	5,389,754	45,068	3.36%	1,554,759	14,767	3.77%	1,598,989	16,570	4.11%	2,251,296	26,177	4.66%	2,213,107	24,358	4.46%
Long-term borrowings	11,653,966	149,126	5.15%	11,054,567	157,279	5.64%	10,085,073	144,662	5.69%	9,014,112	128,269	5.71%	8,606,381	122,737	5.78%

Total interest-bearing liabilities	99,497,048	$765,324	3.09%	96,958,167	$889,956	3.64%	94,894,055	$933,339	3.90%	95,077,234	$922,145	3.89%	98,716,244	$930,857	3.82%
Net interest spread			3.07%			3.03%			3.05%			3.11%			3.30%

Non-interest-bearing deposits	17,602,501			18,249,585			18,850,607			19,233,146			19,694,403
Other liabilities	4,931,717			3,627,697			3,338,644			3,187,936			3,100,313
Stockholders’ equity	19,843,914			19,868,796			19,793,123			20,040,276			20,452,731

	$141,875,180			$138,704,245			$136,876,429			$137,538,592			$141,963,691

Net interest income/margin FTE basis		$1,026,484	3.53%		$1,050,419	3.61%		$1,086,575	3.74%		$1,111,969	3.82%		$1,187,512	3.99%

(1)	Certain amounts in prior periods have been reclassified to reflect current period presentation

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2008 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Selected Ratios

	As of and for Quarter Ended
	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07
Return on average assets*	0.95%	0.20%	1.14%	1.32%	0.95%
Return on average equity*	6.82%	1.41%	7.90%	9.07%	6.60%
Return on average tangible equity*	17.84%	3.67%	20.14%	22.89%	16.29%
Stockholders’ equity per share	$28.82	$28.58	$28.46	$27.96	$28.14
Stockholders’ equity to total assets	13.88%	14.05%	14.36%	14.31%	14.71%
Tangible stockholders’ equity to tangible assets	5.90%	5.88%	6.02%	6.09%	6.52%
Allowance for credit losses as a percentage of loans, net of unearned income (1)	1.49%	1.45%	1.19%	1.19%	1.18%
Allowance for loan losses as a percentage of loans, net of unearned income	1.43%	1.39%	1.13%	1.13%	1.12%
Net interest margin (FTE)	3.53%	3.61%	3.74%	3.82%	3.99%
Loans, net of unearned income, to total deposits	108.07%	100.64%	101.00%	98.90%	98.77%
Net charge-offs as a percentage of average loans*	0.53%	0.45%	0.27%	0.23%	0.20%
Total non-performing assets (excluding loans 90 days past due) as a percentage of loans and other real estate	1.25%	0.90%	0.62%	0.62%	0.45%
Total non-performing assets (including loans 90 days past due) as a percentage of loans and other real estate	1.73%	1.28%	0.97%	0.84%	0.67%

*	Annualized

(1)	The allowance for credit losses reflects the allowance related to both loans on the balance sheet and exposure related to unfunded commitments and standby letters of credit

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2008 EARNINGS RELEASE

Loans (1)

Loan Portfolio - Period End Data

($ amounts in thousands)	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	3/31/08 vs. 12/31/07*		3/31/08 vs. 3/31/07
Commercial	$21,721,738	$20,906,617	$23,565,882	$25,123,355	$24,188,205	$815,121	15.7%	$(2,466,467)	-10.20%
Real estate- mortgage	40,553,066	39,343,128	35,337,366	33,646,480	34,505,573	1,209,938	12.4%	6,047,493	17.5%
Real estate- construction	12,866,630	14,025,491	14,237,083	14,311,192	14,357,801	(1,158,861)	-33.2%	(1,491,171)	-10.4%
Home equity lending	15,034,850	14,962,007	14,835,319	14,819,443	14,845,348	72,843	2.0%	189,502	1.3%
Indirect lending	3,961,782	3,938,113	4,015,142	4,052,637	4,050,317	23,669	2.4%	(88,535)	-2.2%
Other consumer	2,247,365	2,203,491	2,382,840	2,061,381	2,221,016	43,874	8.0%	26,349	1.2%

	$96,385,431	$95,378,847	$94,373,632	$94,014,488	$94,168,260	$1,006,584	4.2%	$2,217,171	2.4%

Loan Portfolio - Average Balances

($ amounts in thousands)	1Q08	4Q07	3Q07	2Q07	1Q07	1Q08 vs. 4Q07*		1Q08 vs. 1Q07
Commercial	$21,155,898	$22,913,251	$24,146,621	$24,623,331	$24,094,090	$(1,757,353)	-30.8%	$(2,938,192)	-12.2%
Real estate- mortgage	40,114,982	36,660,193	34,923,454	34,060,372	34,922,144	3,454,789	37.9%	5,192,838	14.9%
Real estate- construction	13,154,924	14,104,126	14,232,360	14,295,420	14,221,432	(949,202)	-27.1%	(1,066,508)	-7.5%
Home equity lending	14,997,750	14,888,685	14,774,085	14,836,871	14,858,209	109,065	2.9%	139,541	0.9%
Indirect lending	3,954,999	3,975,744	4,044,072	4,059,108	4,007,349	(20,745)	-2.1%	(52,350)	-1.3%
Other consumer	2,340,033	2,241,955	2,189,219	2,176,409	2,235,536	98,078	17.6%	104,497	4.7%

	$95,718,586	$94,783,954	$94,309,811	$94,051,511	$94,338,760	$934,632	4.0%	$1,379,826	1.5%

(1)	Certain amounts in the prior periods have been reclassified to reflect current period presentation

*	Linked quarter percentage changes are presented on an annualized basis

•	1Q08 loan classifications reflect an approximate $722 million reclassification of balances from real estate-construction to real estate-mortgage, effective 1/1/08

•	4Q07 and 3Q07 loan classifications were impacted by conversion-related re-mapping

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2008 EARNINGS RELEASE

Deposits (1)

Deposit Portfolio - Period End Data

($ amounts in thousands)	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	3/31/08 vs. 12/31/07*		3/31/08 vs. 3/31/07
Interest-Free Deposits	$18,182,582	$18,417,266	$18,834,856	$19,136,419	$19,942,928	$(234,684)	-5.1%	$(1,760,346)	-8.8%
Interest-Bearing Checking	15,603,984	15,846,139	15,208,224	15,685,340	16,426,436	(242,155)	-6.1%	(822,452)	-5.0%
Savings	3,792,550	3,646,632	3,692,087	3,795,701	3,937,346	145,918	16.1%	(144,796)	-3.7%
Money Market	18,649,389	18,934,309	19,694,280	20,025,759	19,222,697	(284,920)	-6.1%	(573,308)	-3.0%
Money Market - Foreign	3,089,721	3,482,603	3,807,196	3,900,599	3,834,587	(392,882)	-45.4%	(744,865)	-19.4%

Total Low-Cost Deposits	59,318,226	60,326,949	61,236,643	62,543,818	63,363,994	(615,841)	-4.1%	(4,045,767)	-6.4%
Time Deposits	29,463,183	29,298,845	27,744,788	29,572,747	31,266,698	164,338	2.3%	(1,803,515)	-5.8%
Other Foreign Deposits	406,000	5,149,174	4,458,499	2,939,826	705,956	(4,743,174)	-370.5%	(299,957)	-42.5%

	$89,187,409	$94,774,968	$93,439,930	$95,056,391	$95,336,648	$(5,587,559)	-23.7%	$(6,149,239)	-6.5%

Deposit Portfolio - Average Balances

($ amounts in thousands)	1Q08	4Q07	3Q07	2Q07	1Q07	1Q08 vs. 4Q07*		1Q08 vs. 1Q07
Interest-Free Deposits	$17,602,501	$18,249,585	$18,850,607	$19,233,146	$19,324,381	$(647,084)	-14.3%	$(1,721,880)	-8.9%
Interest-Bearing Checking	15,620,128	15,029,192	15,268,807	15,816,958	16,113,504	590,936	15.8%	(493,376)	-3.1%
Savings	3,699,304	3,669,700	3,756,311	3,861,380	3,905,299	29,604	3.2%	(205,995)	-5.3%
Money Market	18,801,773	19,290,437	19,883,326	19,739,594	18,899,250	(488,664)	-10.2%	(97,477)	-0.5%
Money Market - Foreign	3,213,214	3,851,065	3,969,910	3,802,564	3,659,151	(637,852)	-66.6%	(445,937)	-12.2%

Total Low-Cost Deposits excluding divestitures	58,936,920	60,089,979	61,728,961	62,453,642	61,901,585	(1,153,060)	-7.7%	(2,964,665)	-4.8%
Divestitures - Interest-Free	—	—	—	—	370,022	—	NM	(370,022)	NM
Divestitures - Other Low-Cost	—	—	—	—	796,266	—	NM	(796,266)	NM

Total Low-Cost Deposits	58,936,920	60,089,979	61,728,961	62,453,642	63,067,873	(1,153,060)	-7.7%	(4,130,953)	-6.6%
Time Deposits	29,573,584	28,588,955	28,713,151	30,499,907	31,696,531	984,630	13.9%	(2,122,947)	-6.7%
Other Foreign Deposits	2,792,216	5,361,590	3,496,852	2,629,844	3,930,583	(2,569,374)	-192.7%	(1,138,367)	-29.0%
Divestitures - Time	—	—	—	—	721,238	—	NM	(721,238)	NM

	$91,302,720	$94,040,524	$93,938,964	$95,583,393	$99,416,225	$(3,890,864)	-16.6%	$(8,113,505)	-8.2%

(1)	Certain amounts in the prior periods have been reclassified to reflect current period presentation

*	Linked quarter percentage changes are presented on an annualized basis

•

Regions uses foreign deposits as a source of short-term funding. As an alternative to these funds, in 1Q08, the Company used short-term borrowings, which are not classified as deposits, for much of its short-term funding needs

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2008 EARNINGS RELEASE

Operating Revenue from Continuing Operations (1)

Revenue

($ amounts in thousands)	1Q08	4Q07	3Q07	2Q07	1Q07	1Q08 vs. 4Q07*		1Q08 vs. 1Q07
Net Interest Income (TE basis)	$1,026,484	$1,050,419	$1,086,575	$1,111,969	$1,175,546	$(23,935)	-9.2%	$(149,062)	-12.7%
Non-Interest Income (excl. sec. gains/losses)	816,660	733,023	705,150	729,607	696,608	83,637	45.9%	120,052	17.2%

Total Revenue (excl. sec. gains/losses, TE basis)	$1,843,144	$1,783,442	$1,791,725	$1,841,576	$1,872,154	$59,702	13.5%	$(29,010)	-1.5%

(1)	Certain amounts in the prior periods have been reclassified to reflect current period presentation

*	Linked quarter percentage changes are presented on an annualized basis

•	Net interest margin of 3.53% in 1Q08 compared to 3.61% in 4Q07

•	Regions’ balance sheet positioning is moderately asset sensitive as of March 31, 2008

•	Fee income, excluding securities gains/losses, increased linked quarter, due in large part to the Visa IPO gain, higher insurance income and commercial credit fee income

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2008 EARNINGS RELEASE

Non-Interest Income and Expense from Continuing Operations (1)

Non-interest Income and Expense

Non-interest Income
($ amounts in thousands)	1Q08	4Q07	3Q07	2Q07	1Q07	1Q08 vs. 4Q07*		1Q08 vs. 1Q07
Service charges on deposit accounts	$271,613	$292,709	$288,296	$297,638	$284,097	$(21,096)	-29.0%	$(12,484)	-4.4%
Brokerage and investment banking	229,203	227,808	209,413	207,372	186,195	1,395	2.5%	43,008	23.1%
Trust department income	56,938	60,798	62,449	64,590	63,482	(3,860)	-25.5%	(6,544)	-10.3%
Mortgage income	45,620	28,047	29,806	40,830	37,021	17,573	252.0%	8,599	23.2%
Securities gains (losses), net	91,643	(45)	23,994	(32,806)	304	91,688	NM	91,339	NM
Commercial credit fee income	54,300	35,568	29,217	18,971	20,574	18,732	211.8%	33,726	163.9%
Insurance income	30,899	23,320	23,340	25,476	27,229	7,579	130.7%	3,670	13.5%
Other	128,087	64,773	62,629	74,730	78,010	63,314	393.1%	50,077	64.2%

Total non-interest income	$908,303	$732,978	$729,144	$696,801	$696,912	$175,325	96.2%	$211,391	30.3%

Non-interest Expense**
($ amounts in thousands)	1Q08	4Q07	3Q07	2Q07	1Q07	1Q08 vs. 4Q07*		1Q08 vs. 1Q07
Salaries and employee benefits	$581,398	$581,635	$566,614	$579,599	$585,408	$(237)	-0.2%	$(4,010)	-0.7%
Net occupancy expense	105,266	102,361	99,325	88,490	89,701	2,905	11.4%	15,565	17.4%
Furniture and equipment expense	79,380	78,669	72,185	73,056	72,564	711	3.6%	6,816	9.4%
Impairment (recapture) of MSR’s	42,000	23,000	20,000	(38,000)	1,000	19,000	332.3%	41,000	NM
Loss on early extinguishment of debt	65,405	—	—	—	—	65,405	NM	65,405	NM
Professional fees	32,395	43,212	27,533	29,568	17,105	(10,817)	-100.7%	15,290	89.4%
Marketing expense	20,784	29,062	20,756	19,624	21,711	(8,278)	-114.6%	(927)	-4.3%
Amortization of core deposit intangible	35,045	42,100	37,432	32,702	43,112	(7,055)	-67.4%	(8,067)	-18.7%
Amortization of MSR’s	24,292	21,183	17,308	20,384	20,042	3,109	59.0%	4,250	21.2%
Other	188,696	276,872	192,456	192,385	209,330	(88,176)	-128.1%	(20,634)	-9.9%

Total non-interest expense, excluding merger charges	1,174,661	1,198,094	1,053,609	997,808	1,059,973	(23,433)	-7.9%	114,688	10.8%
Merger-related charges	75,598	150,162	91,785	59,927	48,993	(74,564)	-199.7%	26,605	54.3%

Total non-interest expense	$1,250,259	$1,348,256	$1,145,394	$1,057,735	$1,108,966	$(97,997)	-29.2%	$141,293	12.7%

(1)	Certain amounts in prior periods have been reclassified to reflect current period presentation

*	Linked quarter percentage changes are presented on an annualized basis

**	Individual expense categories are presented excluding merger-related charges, which are presented in a separate line item in the above table

•	Service charges down, reflecting seasonality and an increase in waivers due to 4Q07 conversion events

•	Brokerage income increased 23 percent over the same quarter last year reflecting strong fixed income and equity capital markets revenue

•	Trust income declined due to lower overall asset valuations in 1Q08

•	Commercial credit fee income increased $18.7 million in 1Q08 due to customers executing derivative transactions in order to manage their interest rate volatility

•

Mortgage income was positively impacted by a 1Q08 adjustment related to FAS 159 adoption for mortgage loans held for sale; 4Q07 mortgage income reflected a $4.4 million loss on a sale of a portion of out-of-market mortgage servicing portfolio

•	1Q08 insurance income increased $7.6 million, reflecting Regions’ recent purchase of Barksdale Bonding & Insurance in January 2008 and seasonal increases

•	Securities were sold at a $91.6 million gain during 1Q08

•	1Q08 other non-interest income is up linked-quarter due primarily to the $62.8 million gain on the redemption of Visa shares

•	1Q08 expenses include a $65.4 charge for early extinguishment of debt related to the redemption of subordinated notes

•	1Q08 other non-interest expense includes $24.5 million in additional losses on two Morgan Keegan investments. Also included is a 28.4 million Visa litigation expense reduction related to Visa’s IPO

•	1Q08 other non-interest expense also includes an $11.4 million annual first quarter subsidiary dividend payment

•	4Q07 marketing expense included cost related to campaigns run to coincide with the branch conversions

•	Professional fees increased in 4Q07 due to special assets litigation resulting from credit cycle deterioration and higher legal costs

•

4Q07 other non-interest expense includes the $51.5 million charge related to Regions’ ownership interest in the Visa antitrust lawsuit settlements and other related litigation; $38.5 million loss related to two Morgan Keegan mutual fund investments; and $7.5 million in Other Real Estate losses. Lowering non-interest expense in 4Q07 was a $10.3 million change in expense related to an investment in energy-related tax credits

•	Merger-related cost saves of $127 million, $108 million, $102 million, $84 million and $51 million are reflected in 1Q08, 4Q07, 3Q07, 2Q07 and 1Q07 non-interest expense, respectively

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2008 EARNINGS RELEASE

Morgan Keegan

Morgan Keegan

Summary Income Statement (excluding merger-related charges)

($ amounts in thousands)	1Q08	4Q07	3Q07	2Q07	1Q07	1Q08 vs. 4Q07*		1Q08 vs. 1Q07
Revenues:
Commissions	$67,801	$82,502	$82,071	$77,563	$72,405	$(14,701)	-71.7%	$(4,604)	-6.4%
Principal transactions	70,045	56,216	43,916	43,838	37,597	13,829	98.9%	32,448	86.3%
Investment banking	55,010	57,192	48,958	48,579	36,750	(2,182)	-15.3%	18,260	49.7%
Interest	29,454	33,772	35,388	39,820	40,031	(4,318)	-51.4%	(10,577)	-26.4%
Trust fees and services	54,085	56,736	55,803	57,185	56,121	(2,651)	-18.8%	(2,036)	-3.6%
Investment advisory	52,049	52,168	42,146	48,088	41,792	(119)	-0.9%	10,257	24.5%
Other	10,423	12,357	10,134	13,761	17,303	(1,934)	-62.9%	(6,880)	-39.8%

Total revenues	338,867	350,943	318,416	328,834	301,999	(12,076)	-13.8%	36,868	12.2%
Expenses:
Interest expense	15,470	19,790	21,790	25,046	23,983	(4,320)	-87.8%	(8,513)	-35.5%
Non-interest expense	274,355	291,022	225,469	225,074	206,108	(16,667)	-23.0%	68,247	33.1%

Total expenses	289,825	310,812	247,259	250,120	230,091	(20,987)	-27.2%	59,734	26.0%

Income before income taxes	49,042	40,131	71,157	78,714	71,908	8,911	89.3%	(22,866)	-31.8%
Income taxes	18,069	15,068	26,000	28,603	26,367	3,001	80.1%	(8,298)	-31.5%

Net income[1]	$30,973	$25,063	$45,157	$50,111	$45,541	$5,910	94.8%	$(14,568)	-32.0%

[1]	1Q08 net income does not include merger-related charges of $17.2 million pre-tax, or $11.0 million after-tax. Net income is $20.0 million including the merger-related charges for the quarter

Breakout of Revenue by Division

($ amounts in thousands)	Private Client	Fixed- income Capital Markets	Equity Capital Markets	Regions MK Trust	Asset Management	Interest & Other
Three months ended March 31, 2008:
$ amount of revenue	$78,808	$89,452	$47,313	$54,081	$41,778	$27,435
% of gross revenue	23.3%	26.4%	14.0%	16.0%	12.3%	8.0%
Three months ended December 31, 2007:
$ amount of revenue	$99,005	$79,544	$29,940	$56,743	$50,066	$35,645
% of gross revenue	28.2%	22.7%	8.5%	16.2%	14.3%	10.1%
Three months ended March 31, 2007
$ amount of revenue	$96,072	$47,556	$17,891	$56,122	$44,474	$39,884
% of gross revenue	31.8%	15.8%	5.9%	18.6%	14.7%	13.2%

*	Linked quarter percentage changes are presented on an annualized basis

•	Principal transactions revenue increased $13.8 million linked quarter, driven by an increase in fixed income activity as customers migrate to more traditionally stable products

•	Commissions revenue was down $14.7 million in 1Q08 primarily due to the current unfavorable market conditions in traditional equity and retail sectors

•	Private Client revenue was down 1Q08 compared to 4Q07 as a result of lower demand for traditional retail product sales due primarily to current market uncertainty

•	Equity Capital Markets revenues were up 1Q08 resulting from increased oil and gas activity along with strong investment banking business

•	Asset Management declined $8.3 million during 1Q08 due to lower asset valuations

•	Non-interest expense includes $24.5 million and $38.5 million for 1Q08 and 4Q07, respectively, in losses related to investments in two Morgan Keegan mutual funds

•	21,400 new accounts were opened in 1Q08 compared to 21,300 in 4Q07 and 25,000 in 1Q07

•	Total customer assets were $76.3 billion at March 31, 2008, compared to $80.0 billion at December 31, 2007 and $77.9 billion at March 31, 2007

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2008 EARNINGS RELEASE

Credit Quality (1)

Credit Quality

	As of and for Quarter Ended					YTD
($ in thousands)	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	3/31/08	3/31/07
Allowance for credit losses (ACL)	$1,432,271	$1,379,498	$1,126,554	$1,118,229	$1,110,324	$1,432,271	$1,110,324
Provision for loan losses from continuing operations	$181,000	$358,000	$90,000	$60,000	$47,000	$181,000	$47,000
Provision for unfunded credit losses	$(2,469)	$2,416	$(518)	$2,292	$2,229	$(2,469)	$2,229
Net loans charged-off:*
Commercial	$49,570	$34,742	$19,161	$17,406	$2,044	$49,570	$2,044
Real estate - mortgage	20,497	20,409	6,392	11,432	11,108	20,497	11,108
Real estate - construction	13,138	16,036	5,230	709	8,572	13,138	8,572
Home equity lending	21,072	11,513	11,701	8,774	8,686	21,072	8,686
Indirect lending	8,381	7,752	4,395	3,975	4,416	8,381	4,416
Other consumer	13,100	17,020	16,242	11,611	11,196	13,100	11,196

Total	$125,758	$107,472	$63,121	$53,907	$46,022	$125,758	$46,022

Net loan charge-offs as a % of average loans, annualized *
Commercial	0.94%	0.60%	0.31%	0.28%	0.03%	0.94%	0.03%
Real estate - mortgage	0.21%	0.22%	0.07%	0.13%	0.13%	0.21%	0.13%
Real estate - construction	0.40%	0.45%	0.15%	0.02%	0.24%	0.40%	0.24%
Home equity lending	0.57%	0.31%	0.31%	0.24%	0.24%	0.57%	0.24%
Indirect lending	0.85%	0.77%	0.43%	0.39%	0.45%	0.85%	0.45%
Other consumer	2.25%	3.01%	2.94%	2.14%	2.03%	2.25%	2.03%

Total	0.53%	0.45%	0.27%	0.23%	0.20%	0.53%	0.20%

Non-performing assets (NPAs):
Non-accrual loans*	$1,024,201	$743,589	$494,693	$501,175	$349,833
Foreclosed properties	180,228	120,465	93,649	83,834	72,658

Total	$1,204,429	$864,054	$588,342	$585,009	$422,491

Loans past due > 90 days*	$467,375	$356,685	$332,116	$204,829	$204,296
Credit Ratios:
ACL/Loans, net	1.49%	1.45%	1.19%	1.19%	1.18%
ALL/Loans, net	1.43%	1.39%	1.13%	1.13%	1.12%
NPAs (ex. 90+ past due)/loans and foreclosed properties	1.25%	0.90%	0.62%	0.62%	0.45%
NPAs (inc. 90+ past due)/loans and foreclosed properties	1.73%	1.28%	0.97%	0.84%	0.67%

*	See page 13 for loan portfolio (risk view) breakout

Allowance for Credit Losses

	Three Months Ended March 31
($ amounts in thousands)	2008	2007
Balance at beginning of year	$1,379,498	$1,107,788
Net loans charged-off	(125,758)	(46,022)
Allowance allocated to sold loans	—	(853)
Provision for loan losses, from continuing operations	181,000	47,000
Provision for loan losses, from discontinued operations	—	182
Provision for unfunded credit commitments	(2,469)	2,229

Balance at end of period	$1,432,271	$1,110,324

Components:
Allowance for loan losses	1,376,486	1,056,260
Reserve for unfunded credit commitments	55,785	54,064

Allowance for credit losses	$1,432,271	$1,110,324

(1)	Certain amounts in prior periods have been reclassified to reflect current period presentation

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2008 EARNINGS RELEASE

Loan Portfolio - Risk View

Total Loan Portfolio

	Ending Balance		% of Total Loans
($ in thousands)	1Q08	4Q07	1Q08	4Q07
Commercial
Commercial and Industrial/Leases	$17,463,045	$16,533,176	18%	17%
Commercial Real Estate - Owner-Occupied Mortgages	4,543,263	4,436,631	5%	5%

Total Commercial	22,006,308	20,969,807	23%	22%
Commercial Real Estate
CRE - Non-Owner-Occupied Mortgages	9,063,831	8,057,504	9%	8%
Construction^	11,460,090	12,893,068	12%	14%

Total Commercial Real Estate	20,523,921	20,950,572	21%	22%
Business and Community Banking Loans	16,045,530	15,540,443	17%	16%
Residential First Mortgage
Alt-A	2,743,467	2,830,062	3%	3%
Residential First Mortgage	14,019,883	14,129,484	14%	15%

Total Residential First Mortgage	16,763,350	16,959,546	17%	18%
Consumer
Home Equity Lending	15,034,850	14,962,007	16%	16%
Indirect Lending	3,961,782	3,938,113	4%	4%
Direct Lending	974,684	1,066,184	1%	1%
Other Consumer	1,075,006	992,175	1%	1%

Total Other Consumer	21,046,322	20,958,479	22%	22%
Total Loans	$96,385,431	$95,378,847	100%	100%

^	20% owner occupied and 80% non-owner occupied as of 1Q08 and 4Q07

First Quarter 2008

Net Charge-offs, Non-accrual and 90+ Days Past Due Loans

	90+ Past Due		% of Loans*		Non-accrual loans		% of Loans*		Net Charge-offs		% of Loans*
($ in thousands)	1Q08	4Q07	1Q08	4Q07	1Q08	4Q07	1Q08	4Q07	1Q08	4Q07	1Q08	4Q07
Commercial
Commercial and Industrial/Leases	$28,405	$5,984	0.16%	0.04%	$89,412	$55,355	0.51%	0.33%	$27,828	$24,784	0.67%	0.49%
Commercial Real Estate - Owner-Occupied	2,475	1,112	0.05%	0.03%	110,579	105,494	2.43%	2.38%	4,433	2,643	0.40%	0.13%

Total Commercial	30,880	7,096	0.14%	0.03%	199,991	160,849	0.91%	0.77%	32,261	27,427	0.61%	0.39%
Commercial Real Estate
CRE - Non-Owner-Occupied Mortgages	17,732	7,625	0.20%	0.09%	207,907	148,539	2.29%	1.84%	5,247	9,903	0.24%	0.73%
Construction	10,782	18,535	0.09%	0.14%	446,861	304,941	3.90%	2.37%	12,666	16,111	0.44%	0.48%

Total Commercial Real Estate	28,514	26,160	0.14%	0.12%	654,768	453,480	3.19%	2.16%	17,913	26,014	0.35%	0.55%
Business and Community Banking Loans	19,960	10,638	0.12%	0.07%	100,991	75,930	0.63%	0.49%	23,568	10,313	0.59%	0.39%
Residential First Mortgage
Alt-A	67,275	41,125	2.45%	1.45%	14,271	8,534	0.52%	0.30%	2,106	1,822	0.31%	0.26%
Residential First Mortgage	118,654	113,281	0.85%	0.80%	41,750	38,177	0.30%	0.27%	7,356	5,611	0.21%	0.16%

Total Residential First Mortgage	185,929	154,406	1.11%	0.91%	56,021	46,711	0.33%	0.28%	9,462	7,433	0.23%	0.18%
Consumer
Home Equity Lending	192,836	146,808	1.28%	0.98%	12,428	6,611	0.08%	0.04%	21,072	11,513	0.57%	0.31%
Indirect Lending	4,233	6,002	0.11%	0.15%	1	8	0.00%	0.00%	8,381	7,752	0.85%	0.77%
Direct Lending	2,971	2,997	0.30%	0.28%	1	—	0.00%	0.00%	2,361	2,911	0.94%	1.09%
Other Consumer	2,052	2,578	0.19%	0.26%	—	—	0.00%	0.00%	10,740	14,109	3.74%	5.21%

Total Other Consumer	202,092	158,385	0.96%	0.76%	12,430	6,619	0.06%	0.03%	42,554	36,285	0.81%	0.69%

Total Loans	$467,375	$356,685	0.48%	0.37%	$1,024,201	$743,589	1.06%	0.78%	$125,758	$107,472	0.53%	0.45%

*	Percentage of related loan category outstandings

*	1Q08 loan classifications reflect an approximate $722 million reclassification of balances from real estate - construction to real estate - mortgage, effective 1/1/08 (note that “Past due, non-accrual and net charge-off also impacted by reclass)

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2008 EARNINGS RELEASE

Commercial Real Estate - $20.5 billion

•	Portfolio well-diversified by product type

•	$6.2 billion residential homebuilder portfolio is a subset of the Commercial Real Estate portfolio with the majority of the residential homebuilder portfolio found in land and single family sectors

•	Proactively reducing certain concentrations

•	Land balances down $1.2 billion since December 2006

•	Condominium balances down $891 million since December 2006

Consumer Real Estate - $31.8 billion

Total Loan Portfolio

	Outstandings*	Wgtd Avg. LTV	Wgtd Avg. FICO	Avg. Loan Size	% in 1st Lien
Home Equity Lending	$15,034,850	74%	733	$76,946	40%
Residential 1st Mortgage	14,019,883	67%	725	175,149	99%
Alt-A	2,743,467	72%	711	175,886	100%

Total Consumer RE Portfolio	$31,798,200	71%	728	$122,882	71%

*	$ in thousands

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2008 EARNINGS RELEASE

Residential Homebuilder Portfolio - $6.2 billion

Portfolio Breakout by Category

($ in millions)

Geographic Breakout

($ in Thousands)

[1]	Central consists of Alabama, Georgia, and South Carolina

[2]	Midsouth consists of North Carolina, Virginia and Tennessee

[3]	Midwest consists of Arkansas, Illinois, Indiana, Iowa, Kentucky, Missouri, and Texas

[4]	Southwest consists of Louisiana and Mississippi

Product Breakout

($ in Thousands)

	Lots		Residential Presold		Residential Spec		Land		National Homebuilders		Total Portfolio
	$	%*	$	%*	$	%*	$	%*	$	%*	$	%*
90+ Past Due	2,883	0.17	428	0.07	6,596	0.35	3,764	0.18	102	0.04	13,273	0.21
Non-Accruing Loans	103,294	7.29	33,245	5.65	160,343	8.55	94,319	4.51	27,030	10.47	418,231	6.71
Average Note Size:
Total Portfolio	250	—	416	—	245	—	673	—	521	—	340	—
Central	270	—	213	—	214	—	513	—	221	—	270	—
Florida	577	—	1,026	—	470	—	2,137	—	5,003	—	907	—

Outstandings	$1,416,909		$588,163		$1,874,700		$2,093,181		$258,211		$6,231,164

*	Percentage of related product outstandings

•	Average note size of the homebuilder portfolio is $304,000

•	Non-accruing loans represent 6.71 percent of the total homebuilder portfolio with the highest concentrations in the Florida and Central (mainly Atlanta) regions

•	1Q08 net charge-offs (individually exceeding $1 million) in the homebuilder portfolio were $15 million

•	At 1Q08 approximately $1.2 billion of the $6.2 billion homebuilder portfolio is being managed within the Special Assets department

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2008 EARNINGS RELEASE

Additional Financial and Operational Data

	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07
Associate headcount	32,143	33,161	33,630	34,293	34,138
Authorized shares remaining under buyback program (see note below)	23.1MM	23.1MM	27.6MM	34.2MM	53.9MM
Total branch outlets	1,938	1,965	2,022	2,081	2,088
ATMs	2,464	2,490	2,549	2,581	2,590
Morgan Keegan offices	397	416	430	446	453

Merger-Related Items

(Pre-tax dollars in thousands)	Income Statement Effect	Excess Purchase Price	Total
Year ended December 31, 2006	$88,658	$185,378	$274,036
First Quarter 2007	48,993	3,537	52,530
Second Quarter 2007	59,927	4,090	64,017
Third Quarter 2007	91,785	118	91,903
Fourth Quarter 2007	150,162	(10,648)	139,514
First Quarter 2008	75,598	—	75,598

Total	$515,123	$182,475	$697,598

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2008 EARNINGS RELEASE

Reconciliation to GAAP Financial Measures

The table below presents computations of earnings and certain other financial measures excluding discontinued operations and merger charges (non-GAAP). Merger charges and discontinued operations are included in financial results presented in accordance with generally accepted accounting principles (GAAP). Regions believes the exclusion of merger charges in expressing earnings and certain other financial measures, including “earnings per share from continuing operations, excluding merger charges” and “return on average tangible equity, excluding discontinued operations and merger charges”, provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business, because management does not consider merger charges to be relevant to ongoing operating results. Management and the Board of Directors utilize these non-GAAP financial measures for the following purposes: Preparation of Regions’ operating budgets; calculation of performance-based annual incentive bonuses for certain executives; calculation of performance-based multi-year incentive bonuses for certain executives; monthly financial performance reporting, including segment reporting; monthly close-out “flash” reporting of consolidated results (management only); and presentations to investors of company performance. Regions believes that presenting these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management and the Board of Directors. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. To mitigate these limitations, Regions has policies in place to address expenses that qualify as merger charges and procedures in place to approve and segregate merger charges from other normal operating expenses to ensure that the Company’s operating results are properly reflected for period-to-period comparisons. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of earnings that excludes merger charges does not represent the amount that effectively accrues directly to stockholders (i.e., merger charges are a reduction in earnings and stockholders’ equity).

		As of and for Quarter Ended
($ amounts in thousands, except per share data)		03/31/08	12/31/07	9/30/07	6/30/07	3/31/07
INCOME
Income from continuing operations (GAAP)		$336,710	$71,115	$394,240	$453,732	$474,076
Loss from discontinued operations, net of tax		(42)	(474)	(76)	(423)	(141,095)

Net income (GAAP)	A	$336,668	$70,641	$394,164	$453,309	$332,981

Income from continuing operations (GAAP)		$336,710	$71,115	$394,240	$453,732	$474,076
Merger-related charges, pre-tax
Salaries and employee benefits		62,089	97,224	14,811	23,047	23,531
Net occupancy expense		1,399	3,891	21,428	4,685	3,830
Furniture and equipment expense		(144)	1,677	1,942	992	245
Other		12,254	47,370	53,604	31,203	21,387

Total merger-related charges, pre-tax		75,598	150,162	91,785	59,927	48,993
Merger-related charges, net of tax		46,871	93,505	56,501	37,155	30,376

Income excluding discontinued operations and merger charges (non-GAAP)	B	$383,581	$164,620	$450,741	$490,887	$504,452

Weighted-average shares outstanding - diluted	C	695,548	696,895	704,485	715,564	734,534
Earnings per share, excluding discontinued operations and merger charges - diluted	B/C	$0.55	$0.24	$0.64	$0.69	$0.69

RETURN ON AVERAGE TANGIBLE EQUITY
Average equity (GAAP)	D	$19,843,914	$19,868,796	$19,793,123	$20,040,276	$20,452,731
Average intangible assets (GAAP)		12,254,861	12,232,365	12,026,887	12,097,753	12,165,061

Average tangible equity	E	$7,589,053	$7,636,431	$7,766,236	$7,942,523	$8,287,670
Average equity, excluding discontinued operations	F	$19,843,914	$19,868,796	$19,793,123	$20,040,276	$20,360,732
Average intangible assets, excluding discontinued operations		12,254,861	12,232,365	12,026,887	12,097,753	12,165,061

	G	$7,589,053	$7,636,431	$7,766,236	$7,942,523	$8,195,671
Return on average tangible equity*	A/E	17.84%	3.67%	20.14%	22.89%	16.29%

Return on average tangible equity, ex. discontinued operations and merger charges (non-GAAP)*	B/G	20.33%	8.55%	23.03%	24.79%	24.96%

*	Income statement amounts have been annualized in calculation

FINANCIAL SUPPLEMENT TO

FIRST QUARTER 2008 EARNINGS RELEASE

Forward-Looking Statements

This financial supplement to Regions’ first quarter 2008 earnings release may include forward-looking statements about Regions Financial Corporation within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “project,” and similar expressions often signify forward-looking statements. Such statements involve inherent risks and uncertainties. Regions cautions that actual results and events could differ materially from expectations expressed in forward-looking statements as a result of factors such as possible changes in economic and business conditions and interest rates; the current stresses in the financial markets; Regions’ ability to attract and retain customers; the effects of geopolitical instability and risks such as terrorist attacks; the effects of weather and natural disasters such as droughts and hurricanes; possible changes in laws and regulations and governmental monetary and fiscal policies; the cost and other effects of legal and administrative cases and similar contingencies; possible changes in the creditworthiness of customers and the possible impairment of collectibility of loans; increased competition from both banks and non-banks; and effects of critical accounting policies and judgments. For discussion of these and other risks that may cause actual results to differ from expectations, please look under the caption “Forward-Looking Statements” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2007 as on file with the Securities and Exchange Commission. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Regions assumes no obligation to update or revise any forward-looking statements that are made from time to time.

Regions’ Investor Relations contact is List Underwood at (205) 801-0265; Regions’ Media contact is Tim Deighton at (205) 264-4551